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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of report (Date of earliest event reported): July 9, 2003



                               Aeropostale, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           Delaware                    001-31314                31-1443880
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)




               1372 Broadway, 8th Floor, New York, New York 10018
          (Address of Principal Executive Offices, including Zip Code)



                                 (646) 485-5398
              (Registrant's Telephone Number, Including Area Code)



                                 Not applicable
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits



         Exhibit No.          Description

            99.1       Press Release dated July 9, 2003


ITEM 9.  Regulation FD Disclosure.

         On July 9, 2003, Aeropostale, Inc. (the "Company") issued a press release announcing the Company's June 2003 sales. A copy of this press release is attached hereto as Exhibit 99.1.





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                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                 Aeropostale, Inc.




                                                 /s/  Michael J. Cunningham
                                                 ---------------------------
                                                 Michael J. Cunningham
                                                 Senior Vice President-Chief
                                                 Financial Officer

Dated: July 9, 2003



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